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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2005
                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          001-12127                                    22-3136782
   (Commission file number)                 (IRS employer identification no.)

                                ONE PARKER PLAZA
                               FORT LEE, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.   Results of Operations and Financial Condition

On August 9, 2005, Empire Resources, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended June 30, 2005. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.   Financial Statements and Exhibits.

(c)    Exhibits.
       ---------

       Exhibit No.       Description
       -----------       -----------
       99.1              Press Release of the Company dated August 9, 2005
                         relating to its second quarter operating results.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005                         EMPIRE RESOURCES, INC.

                                             By: /s/ Sandra Kahn
                                             -----------------------

                                             Sandra Kahn
                                             Chief Financial Officer



                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Press release of the Company dated August 9, 2005